UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934



                                February 16, 1999
                Date of Report (Date of earliest event reported)


                           FOSTER WHEELER CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

    New York                    1-286-2                        13-1855904
    (State Of                 (Commission                     (IRS Employer
    Incorporation)            File Number)                  Identification No.)


                            Perryville Corporate Park
                              Service Road East 173
                            Clinton, N.J. 08809-4000
                     (Address of Principal Executive Office)



                                 (908) 730-4000
              (Registrant's Telephone Number, Including Area Code)



                                (Not Applicable)
                         (Former Name or Former Address,
                          if Changed Since Last Report)

ITEM 5.   OTHER EVENTS

          Foster  Wheeler  Corporation  hereby  files  with the  Securities  and
Exchange Commission the form of Tax Opinion dated as of January 8, 1999 delivered by White & Case LLP, attached hereto as Exhibit 12.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  Financial Statements:

               None.

          (b)  Pro Forma Financial Information:

               None.

          (c)  Exhibits:

               12.1 Tax Opinion dated as of January 8, 1999 delivered by White &
                    Case LLP.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FOSTER WHEELER CORPORATION


DATE:  February 16, 1999                    By: /s/ David J. Roberts
                                               -------------------------------
                                               David J. Roberts
                                               Vice Chairman and
                                                 Chief Financial Officer